EXHIBIT 10

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT dated as of ________, 2010, between VASOMEDICAL, INC., a Delaware corporation (the "Company") and _________________  (the "Purchaser").

WHEREAS, the Purchaser desires to subscribe for, and the Company desires to issue to the Purchaser ____________ shares of the Company’s Convertible Preferred Stock, Series E (the “Preferred Stock”),  upon the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing and of the mutual premises, covenants, representations and warranties herein contained, it is hereby agreed as follows:

1.           Purchase Price; Issuance.

In reliance on the representations and warranties contained herein and subject to the terms and conditions hereof, the Purchaser hereby subscribes for _______ shares of Preferred Stock and has agreed to pay to the Company an amount equal to $16.00 per share of Preferred Stock or $ ____________ in the aggregate, on demand by the Company, and the Company will issue upon payment by the Purchaser shares of Preferred Stock valued at $16.00 per share.

2.           Representations and Warranties of the Company.

The Company represents and warrants to the Purchaser as follows:

2.1           Corporate Status.      The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was incorporated with full corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

2.2           Authority of Agreement.    The Company has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder.  The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and this Agreement constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.   The issuance of the Preferred Stock and underlying securities are not and will not be subject to preemptive rights or right of first refusal that have not been properly waived or complied with.

2.3           No Conflicts.    The execution, delivery and performance of this Agreement and the other instruments and agreements to be executed, delivered and performed by the Company pursuant hereto and the consummation of the transactions contemplated hereby and thereby by the Company do not and will not with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under, the Certificate of Incorporation or the By-Laws of the Company or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which the Company or its assets may be bound or subject.  The Company is not in violation of or (with or without notice or lapse of time or both) in default under, any material term or provision of its Certificate of Incorporation or By-Laws or any indenture, loan or credit agreement, note agreement, mortgage, security agreement or other agreement, lease or other instrument, commitment or arrangement to which the Company is a party or by which the Company’s assets are bound.

2.4           Fully Paid and Non-Assessable.      Upon payment therefor pursuant to the terms hereof each share of Preferred Stock issued shall be validly issued, fully paid and non-assessable, and upon conversion of the Preferred Stock, each share of common stock (the “Common Stock”) shall be validly issued, fully paid and non-assessable.

2.5             Certificate and Bylaws.   The copies of the Certificate of Incorporation and Bylaws of the Company which have been delivered to (or made available for inspection by) the Purchaser prior to the execution of this Agreement are true and complete and have not been amended or repealed.

2.6             Capital Stock.

(a)           As of the Closing Date, the authorized capital stock of the Company will consist of (i) 1,000,000 shares of preferred stock, of which 350,000 shares shall be designated as Preferred Stock; and, (ii) 250,000,000 shares of Common Stock, and the Company will have no authority under its Certificate of Incorporation to issue any other capital stock.  All such outstanding shares of Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable.

(b)           Except as contemplated by this Agreement and as set forth in its SEC filings and under its stock plans, the Company has no outstanding subscription, option, warrant, right of first refusal, preemptive right, call, contract, demand, commitment, convertible security or other instrument, agreement or arrangement of any character or nature whatever under which the Company is or may be obligated to issue common stock, preferred stock or other equity security of any kind.

2.7           Binding Obligations.

(a)           This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally, and by general equitable principles.

(b)           The Preferred Stock and underlying securities are duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and free and clear of all liens and restrictions, other than liens that might have been created or suffered by any Purchaser with respect to its Preferred Stock and underlying securities and restrictions imposed by the Securities Act, state securities laws or this Agreement.

2.8           Securities Laws.   Subject to the accuracy of the representations and warranties contained in Section 3, the offer, issue and sale of the Preferred Stock are and will be exempt from registration and prospectus delivery requirements of the Securities Act, are and will be issued in compliance with all applicable federal and state securities laws.

2.9           Financial Statements.   The Company’s most recent SEC filing is its Report on Form 10-Q for the nine months ended February 28, 2010 (“SEC Filing”).  The financial statements in the SEC Filing (i) are complete and correct in all material respects and are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company on the dates therein specified and the results of operations and changes in financial position of the Company for the periods therein specified, and (iii) have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods, except that the unaudited financial statements are subject to year-end audit adjustments and do not contain complete footnotes or statement of stockholders’ equity.

2.10           Litigation.  Except as disclosed in the SEC Filing, there is no action pending and, to the best knowledge of the Company, there is no material action threatened against the Company or its properties or assets.  The Company is not in default with respect to any order, writ, judgment, injunction, decree, determination or award of any court or of any governmental entity.

2.11           No Governmental Consent or Approval Required.  Based in part on the representations made by the Purchaser in Section 3 of this Agreement, no authorization, consent, approval or other order of, declaration to, or registration, qualification, designation or filing with, any federal, state or local governmental agency or body is required by or from the Company for the valid and lawful authorization, execution and delivery by the Company of this Agreement or any other agreement entered into by the Company in connection with this Agreement, and consummation of the transactions contemplated hereby or thereby, or for the valid and lawful authorization, issuance, sale and delivery of the Preferred Stock and underlying securities or for the valid and lawful authorization, reservation, issuance, sale and delivery of the Preferred Stock and underlying securities.

2.12           Reporting Status.  The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement and such documents complied as to form in all material respects with the Commission’s requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

3.           Representations and Warranties of the Purchaser.

The Purchaser represents and warrants to the Company as follows:

3.1.           Status.

If the Purchaser is a corporation or other entity,  the Purchaser is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to execute, deliver and perform its obligations under this Agreement.  If the Purchaser is an individual, the Purchaser has legal capacity to execute, deliver and perform his or her obligations under this Agreement.

3.2           Authority for Agreements.

The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder.  The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser and this Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

3.3.           No Conflicts.

The execution, delivery and performance of this Agreement and the other instruments and agreements to be executed, delivered and performed by the Purchaser pursuant hereto and the consummation of the transactions contemplated hereby and thereby by the Purchaser does not and will not with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under, the Certificate of Incorporation or the By-Laws of the Purchaser (if the Purchaser is a corporation), any other organizational instrument (if the Purchaser is a legal entity other than a corporation) or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which the Purchaser is a party or by which the Purchaser may be bound.

3.4           Purchaser Representations and Acknowledgments.

(a)           The Purchaser is acquiring the Preferred Stock for the Purchaser’s own accounts for investment only and not as nominee or agent and not with a view to, or for sale in connection with, a distribution of the Preferred Stock and with no present intention of selling, transferring, granting a participation in or otherwise distributing, the Preferred Stock, all within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act") and any applicable state, securities or blue-sky laws.

(b)           The Purchaser is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Preferred Stock or any part thereof to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement.

(c)           Purchaser has carefully read the Certificate of Designations of Preferences and Rights of Series E Convertible Preferred Stock annexed as Exhibit A, and agrees to be bound by all of the terms, conditions and obligations set forth therein as a holder of Preferred Stock.

(d)           The Purchaser acknowledges to the Company that:

(i)           The Company has advised the Purchaser that the Preferred Stock and underlying securities have not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof contemplated by this Agreement is exempt from such registration;

(ii)           The Company's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of the Purchaser's representations contained herein;

(iii)           The Preferred Stock and Common Stock cannot be resold without registration or an exemption under the Securities Act, and that certificates representing the Preferred Stock and Common Stock will bear a restrictive legend to such effect;

(iv)           The Purchaser has evaluated the merits and risks of purchasing the Preferred Stock, and has such knowledge and experience in financial and business matters that the Purchaser are capable of evaluating the merits and risks of such purchase, is aware of and has considered the financial risks and financial hazards of purchasing the Preferred Stock, and is able to bear the economic risk of purchasing the Preferred Stock, including the possibility of a complete loss with respect thereto;

(v)           The Purchaser has had access to such information regarding the business and finances of the Company, and have been provided the opportunity to discuss with the Company's management the business, affairs and financial condition of the Company and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Agreement and/or concerned with the operation of the Company;

(vi)           All of the Purchaser's representations and warranties set forth herein are correct and complete as of the date of this Agreement, shall be true and correct as of the closing of the transaction contemplated by this Agreement, shall survive such closing and if there should be any material change in such information prior to the sale to the Purchaser of the Preferred Stock the Purchaser will immediately furnish such revised or corrected information to the Company; and

(vii)           Additional Representations and Warranties of Accredited Investors.  The Purchaser, by initialing the applicable paragraph below (a) through (h) hereby represents and warrants that the Purchaser is an "Accredited Investor", because the Purchaser comes within one or more of the enumerated categories.  Place your initials in the space provided in the beginning of each applicable paragraph, thereby representing and warranting as to the applicability to the Purchaser of the initialed paragraph or paragraphs:

[    ]           (a)           any individual Purchaser whose net worth, or joint net worth with that person's spouse at the time of his purchase, exceeds $1,000,000 (including any individual participant of a Keogh Plan, IRA or IRA Rollover Purchaser);

[    ]           (b)           any individual Purchaser who had an income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects an income in excess of the same income level in the current year (including any individual participant of a Keogh Plan, IRA or IRA Rollover Purchaser);

[    ]           (c)           any corporation or partnership not formed for the specific purpose of making an investment in the Common Stock, with total assets in excess of $5,000,000;

[    ]           (d)          any trust, which is not formed for the specific purpose of investing in the Preferred Stock, with total assets in excess of $5,000,000, whose purchase is directed by a sophisticated person, as such term is defined in Rule 506(b) of Regulation D under the Securities Act;

[    ]           (e)           any ERISA Plan if the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, insurance company, or registered investment adviser, or the Plan has total assets in excess of $5,000,000;

[    ]           (f)           any entity in which all of the equity owners are Accredited Investors under paragraphs (a), (b) or (c) above or any other entity meeting required "Accredited Investor" standards under Rule 501 of Regulation D under the Securities Act and applicable State securities law criteria;

[    ]           (g)           an executive officer or director of the Company;

[    ]           (h)           other (please explain)

4.           Further Assurances.

At any time and from time to time after the date hereof, each party shall, without further consideration, execute and deliver to the other such other instruments or documents and shall take such other actions as the other may reasonably request to carry out the transactions contemplated by this Agreement.

5.           Miscellaneous.

Any party may waive compliance by the other with any of the provisions of this Agreement.  No waiver of any provision shall be construed as a waiver of any other provision.  Any waiver must be in writing.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  This Agreement may not be modified or amended except in writing signed by both parties hereto. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.  This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York, applicable to contracts made and to be performed in New York.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.  This Agreement shall not be assignable by either party without the prior written consent of the other, such consent not to be unreasonably withheld. The rights and obligations contained in this Agreement are solely for the benefit of the parties hereto and are not intended to benefit or be enforceable by any other party, under the third party beneficiary doctrine or otherwise.

The parties have duly executed this Agreement as of the date first above written.

EXECUTION PAGE FOR SUBSCRIPTION BY INDIVIDUALS
(not applicable to subscriptions by entities, Individual
Retirement Accounts, Keogh Plans or ERISA Plans)

TOTAL SUBSCRIPTION AMOUNT $____________________________

□	INDIVIDUAL OWNER	□	CUSTODIAN UNDER
	(One signature required below)		Uniform Gifts to Minors Act
□	JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (All tenants must sign below)		(Insert applicable state) (Custodian must sign below)

□	TENANTS IN COMMON (All tenants must sign below)	□	COMMUNITY PROPERTY (Both spouses in community property states must sign below)

Print information as it is to appear on the Company records.

__________________________________	_______________________________
(Name of Subscriber)	(Social Security or Taxpayer ID No.)

__________________________________	_______________________________
(Home Address)	(Home Telephone)

__________________________________	_______________________________
(Business Address)	(Business Telephone)

__________________________________	_______________________________
(Name of Co-Subscriber)	(Social Security or Taxpayer ID No.)

__________________________________	_______________________________
(Home Address)	(Home Telephone)

__________________________________	_______________________________
(Business Address)	(Business Telephone)

SIGNATURE(S)
Dated:______________, 2010.

__________________________________	______________________________
Signature of Authorized Signatory	Signature of Authorized Co-Signatory

__________________________________	______________________________
Print Name of Signatory and Title,	Print Name of Co-Signatory and Title,
(if applicable)	(if applicable)

ACCEPTED AND AGREED:
VASOMEDICAL, INC.

By: ___________________________________	Dated:________________, 2010
Name:
Title:

EXECUTION PAGE FOR SUBSCRIPTION BY ENTITIES

TOTAL SUBSCRIPTION AMOUNT $_____________________________

[ ]	EMPLOYMENT BENEFIT PLAN OR TRUST (including pension plan, profit sharing plan, other defined contribution plan and SEP)

[ ]	IRA, IRA ROLLOVER OR KEOGH PLAN

[ ] TRUST (other than employee benefit trust)

[ ] CORPORATION (Please include certified corporate resolution authorizing signature)

[ ] PARTNERSHIP

 [  ] OTHER

Print information as it is to appear on the Company records.

__________________________________	_______________________________
(Name of Subscriber)	(Taxpayer ID Number)
__________________________________
(Plan number, if applicable)
__________________________________	_______________________________
(Address)	(Telephone Number)
__________________________________
Name and Taxpayer ID number of sponsor (if applicable)

The undersigned trustee, partner, corporate officer or fiduciary certifies that he or she has full power and authority from all beneficiaries, partners or shareholders of the entity named above to execute this Subscription Agreement on behalf of the entity and to make the representations, warranties and agreements made herein on their behalf and that investment in the Preferred Stock has been affirmatively authorized by the governing board or body of such entity and is not prohibited by law or the governing documents of the entity.

SIGNATURE(S)

Dated: ____________________________, 2010

__________________________________	_______________________________
Signature of Authorized Signatory	Signature of Authorized Co-Signatory

__________________________________	_______________________________
Print Name of Signatory and Title,	Print Name of Co-Signatory and Title
(if applicable)	(if applicable)

ACCEPTED AND AGREED:
VASOMEDICAL, INC.
By:_______________________________________	Dated:______________________, 2010
Name:
Title: